UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material under §240.14a-12

Tevogen Bio Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TEVOGEN BIO HOLDINGS INC.

15 Independence Boulevard, Suite #410
Warren, New Jersey

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 11 A.M. EASTERN TIME ON JUNE 23, 2025

MEETING LOCATION:

www.virtualshareholdermeeting.com/TVGN2025

Dear Tevogen Bio Holdings Inc. Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of the Stockholders (the “Annual Meeting”) of Tevogen Bio Holdings Inc. (the “Company”). The Annual Meeting will be held on June 23, 2025, commencing at 11:00 a.m. Eastern Time, and will be a completely virtual meeting of stockholders.

The items of business for the Annual Meeting are to:

1.	Elect as Class I directors the two nominees named in the attached proxy statement to serve for a term of three years each, or until their respective successors are duly elected and qualified.

The Board of Directors recommends that you vote FOR the election of each director nominee.

2.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The Board of Directors recommends that you vote FOR Proposal 2.

We will also transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

The Annual Meeting will be held only via live webcast. We believe that the virtual meeting format expands stockholder access and participation and improves communications.

You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/TVGN2025. To vote at the meeting, you must have your control number that is shown on your Notice of Internet Availability of Proxy Materials (“Notice”), voting instruction form, or proxy card. We encourage you to access the Annual Meeting prior to the start time to allow ample time for online check-in. The website will be open for check-in beginning at 10:45 a.m. Eastern Time on the date of the Annual Meeting.

Only stockholders of record at the close of business on April 30, 2025 are entitled to notice of and to vote at the Annual Meeting. Any person who was not a stockholder as of the record date may attend the Annual Meeting as an observer but will not be able to vote or ask questions.

We encourage you to attend the Annual Meeting, but it is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to vote online, by mail, or by phone as soon as possible, using one of the methods below.

We expect to commence mailing these proxy materials to our security holders on or about April 30, 2025.

Your Vote is Important

We encourage all stockholders of record to read the attached proxy statement with care and vote right away using any of the following methods, even if they intend to attend the Annual Meeting. If you plan to vote during the Annual Meeting, you may do so if you enter your “control number.” The control number is a 16-digit number that you can find in your Notice (if you received the proxy materials via electronic delivery), voting instruction form (if you are a beneficial owner who received proxy materials by mail), or proxy card (if you are a stockholder of record who received proxy materials by mail), as applicable, at the time you log into the meeting at www.virtualshareholdermeeting.com/TVGN2025. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you may need to obtain a proxy issued in your name from that record holder. Please contact your broker, bank, or other nominee for information about specific requirements if you would like to vote your shares at the meeting.

To vote online at www.proxyvote.com, have the 16-digit control number available and then follow the instructions. Beneficial owners who do not have a control number should follow the instructions provided on the voting instruction card or otherwise provided by your bank, broker or other nominee.

Online	www.proxyvote.com
By Phone	In the U.S. or Canada dial toll-free (800) 690-6903
By Mail	Cast your ballot, sign your proxy card, and send in our prepaid envelope

Tevogen Bio Holdings Inc.

By order of the Board of Directors,

Dr. Ryan Saadi

Chairperson of the Board of Directors, Director, and Chief Executive Officer

Warren, New Jersey, USA

April 30, 2025

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Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement on Schedule 14A (the “Proxy Statement”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance and may include statements concerning, among other things, our business strategy, our governance initiatives and impacts of our compensation program.

All statements other than statements of historical fact may constitute forward-looking statements. In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “consider,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “should” or “will” or the negative or plural of these words or other similar terms or expressions.

These forward-looking statements are not guarantees of future performance and involve a number of assumptions, risks and uncertainties, including, but not limited to, changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors, many of which are beyond our control, as well as the risk factors discussed in the “Risk Factors” section of our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2025 (the “2024 Form 10-K”), and in our subsequent filings with the SEC. Should any of these risks or uncertainties materialize, or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what may be expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and we caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this Proxy Statement speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

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Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement regarding the 2025 Annual Meeting of the Stockholders (the “Annual Meeting”) of Tevogen Bio Holdings Inc. (“we,” “us,” “our,” or the “Company”). This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

About Tevogen

We are a clinical-stage specialty immunotherapy company harnessing one of nature’s most powerful immunological weapons, CD8+ cytotoxic T lymphocytes (“CTLs”), to develop off-the-shelf, precision T cell therapies for the treatment of infectious diseases, cancers, and other disorders, with the aim of addressing the significant unmet needs of large patient populations. We believe that sustainability and commercial success in the forthcoming era of medicine will rely on ensuring patient accessibility through advanced science, innovative business models and engagement across the development lifecycle and healthcare system. We believe the full potential of T cell therapies remains largely untapped and aspire to be the first biotechnology company offering commercially attractive, economically viable, and cost-effective personalized T cell therapies.

We believe our allogeneic, precision T cell technology, ExacTcellTM, represents a significant scientific breakthrough with the potential to mainstream cell therapy with a new class of off-the-shelf – manufactured and stored for immediate use – T cell therapies with diverse applications across virology, oncology, and other areas.

The first clinical product of ExacTcell, TVGN 489, is initially being developed to fill a critical gap in COVID-19 therapeutics for the immunocompromised and the high-risk elderly, with potential applications in both treatment and prevention of chronic, lingering symptoms of the disease (“Long COVID”). TVGN 489 consists of CTLs designed to be active against multiple precise, well defined, and well characterized targets spread across the SARS-CoV-2 genome. We have completed a Phase 1 proof-of-concept clinical trial of TVGN 489 for the treatment of ambulatory, high-risk adult COVID-19 patients. No dose-limiting toxicities or significant treatment-related adverse events were observed in the treatment arm. Secondary endpoints showed a rapid reduction of viral load and that infusion of TVGN 489 did not prevent the development of the patients’ own T cell-related (cellular) or antibody-related (humoral) anti-COVID-19 immunity. We believe these findings validate our initiative to develop off-the-shelf T cell therapies for outpatient administration, targeting diseases that affect large patient populations. We are planning a pivotal trial of TVGN 489 in COVID-19 patients with B cell malignancies, with studies of other highly vulnerable populations thereafter. TVGN 489 is also in preclinical development for treatment and prevention of Long COVID.

In addition, through our Tevogen.AI artificial intelligence initiative, we are focused on harnessing the potential of AI to expedite drug development, optimize laboratory processes and clinical trials, unravel complex biological data, improve patient outcomes, and pass on related savings to patients.

On February 14, 2024 (the “Closing Date”), we consummated a business combination pursuant to that certain Agreement and Plan of Merger, dated June 28, 2023 (the “Merger Agreement”), by and among Semper Paratus Acquisition Corporation, a Cayman Islands exempted company (“Semper Paratus”), Semper Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Semper Paratus (“Merger Sub”), SSVK Associates, LLC, a Delaware limited liability company (“SSVK”), in its capacity as purchaser representative, Tevogen Bio Inc (n/k/a Tevogen Bio Inc.), a Delaware corporation (“Tevogen Bio”), and Dr. Ryan Saadi, in his capacity as seller representative, pursuant to which Merger Sub merged with and into Tevogen Bio (the “Merger”), with Tevogen Bio being the surviving company and a wholly owned subsidiary of Semper Paratus (the “Business Combination”). On the Closing Date, and in connection with the closing of the Business Combination (the “Closing”), we changed our name to Tevogen Bio Holdings Inc.

Voting Matters and Board Recommendations

	Proposal	The Board’s Recommendations	Page
1.	Elect as Class I directors the two nominees named in the Proxy Statement to serve for a term of three years each, or until their respective successors are duly elected and qualified.	FOR each Director Nominee	3

2.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.	FOR	20

	Transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

How to Vote

Online, Before the Meeting – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the Annual Meeting, June 22, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

At the Annual Meeting – www.virtualshareholdermeeting.com/TVGN2025

If you are a registered stockholder or beneficial owner of common stock holding shares at the close of business on April 30, 2025 (the “Record Date”), you may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/TVGN2025 and logging in by entering the 16-digit control number found on your proxy card, Notice of Internet Availability of Proxy Materials (“Notice”), or voter instruction form, as applicable.

Phone

(800) 690-6903

Use any phone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the Annual Meeting, June 22, 2025. Have your proxy card in hand when you call and then follow the instructions.

Mail

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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Proposal No. 1 - Election of Directors

The business and affairs of the Company are managed under the direction of our Board of Directors (the “Board,” or “Board of Directors”). Our Board is chaired by Dr. Ryan Saadi and includes Jeffrey Feike, Dr. Keow Lin Goh, Dr. Curtis Patton, Susan Podlogar, and Victor Sordillo as members.

The Board recommends a vote FOR each of Jeffrey Feike and Dr. Curtis Patton, the Class I director nominees.

Board of Directors

Pursuant to our certificate of incorporation, as amended, our directors are divided into three classes, with each class serving staggered three-year terms. Our Board currently consists of six directors who are evenly divided among the three classes as disclosed in the table below.

Name	Age	Director Since	Independent	Committee Memberships	Other Current Public Companies Directorships
Class I Directors - Term Expires 2025
Jeffrey Feike Director	75	2024	✓	AC*	0
Dr. Curtis Patton Director	89	2024	✓		0

Class II Directors - Term Expires 2026
Dr. Keow Lin Goh Director	53	2024	✓		0
Victor Sordillo Director	72	2024	✓	AC (Chair)	0

Class III Directors - Term Expires 2027
Susan Podlogar Director	61	2024	✓	AC	1
Dr. Ryan Saadi Chairperson of the Board, Director and Chief Executive Officer	60	2024	✓		0

Key to Committees:

AC = Audit Committee of the Board of Directors (the “Audit Committee”)

*Audit Committee Financial Expert

Directors and Nominees

The following is a brief biographical summary of the experience of our directors and nominees.

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Current Class I Directors Standing for Election at the Annual Meeting

Jeffrey Feike

Mr. Feike has served on our Board since February 2024, and served on the board of directors of Tevogen Bio beginning in August 2022. Mr. Feike served as the Hospital President of Covenant Health’s Fort Loudoun Medical Center from September 2004 to June 2022. Throughout his career, Mr. Feike has overseen the development of hospitals, outpatient clinics, and emergency medical services (“EMS”) systems. Mr. Feike represents East Tennessee on the state EMS Board’s Clinical Issues Committee and serves on the board of Regional Medical Communications Center for East Tennessee. We believe Mr. Feike is qualified to serve on our Board based on his dedication to public health and healthcare industry experience.

Dr. Curtis Patton

Dr. Patton has served on our Board since February 2024, and served on the board of directors of Tevogen Bio beginning in July 2020. Dr. Patton is Professor Emeritus at Yale School of Public Health, where he worked for 36 years. Dr. Patton served in a variety of administrative capacities during his time at Yale, including as Division Head, Epidemiology of Microbial Diseases and Acting Head of Global Health. While at Yale, Dr. Patton also served as the Director of International Medical Studies and was the Chair of the Committee on International Health. We believe Mr. Patton is qualified to serve on our Board based on his work on and experience with public health issues.

Continuing Directors Not Standing for Election at the Annual Meeting

Dr. Keow Lin Goh

Dr. Goh has served on our Board since February 2024, and served on the board of directors of Tevogen Bio beginning in August 2022. Dr. Goh is a Partner at Tapestry Networks, a company that brings together leaders in different sectors in order to facilitate economic, social, and organizational change. Dr. Goh has served as a Partner at Tapestry Networks since 2009 and focuses on global healthcare policy with the goal of improving patient outcomes. Previously, Dr. Goh was a Senior Project Leader at Boston Consulting Group from 2003 through 2009, where she worked with senior biotech and pharmaceutical executives in product development, research and development restructuring, organizational and operational change initiatives, post-merger acquisition synergies, and regulatory issues. We believe Dr. Goh is qualified to serve on our Board based on her experience in the healthcare sector.

Susan Podlogar

Ms. Podlogar has served on our Board since February 2024, and served on the board of directors of Tevogen Bio beginning in August 2022. Ms. Podlogar most recently oversaw global human resources strategies and practices at MetLife, Inc., a financial services company providing insurance, annuities, employee benefits, and asset management (“MetLife”), as MetLife’s Executive Vice President and Chief Human Resources Officer from 2017 until her retirement in June 2024. At MetLife, Ms. Podlogar among other things established a “Workforce of the Future Development Fund” to prepare employees for future work needs. Ms. Podlogar also served on the board of directors of MetLife Foundation, a philanthropic organization. Ms. Podlogar has also served on the board of directors of LivaNova PLC (Nasdaq: LIVN), a global medical technology company, since October 2024. Prior to her time at MetLife, Ms. Podlogar held a series of human resources roles at Johnson & Johnson from 2003 to 2017, including Global Vice President of Human Resources and member of the Human Resources Executive Committee. We believe Ms. Podlogar is qualified to serve on our Board based on her extensive human resources and healthcare industry experience.

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Dr. Ryan Saadi

Dr. Saadi has served as our Chief Executive Officer and Chairperson since February 2024, and served as Chief Executive Officer and Chairperson of Tevogen Bio beginning in June 2020. Dr. Saadi has been a member of the Leadership Council of the Yale School of Public Health since 2021. Prior to founding Tevogen Bio, Dr. Saadi was the Global Vice President of Evidence, Market Access, and Strategic Pricing for CSL Behring, a biopharmaceutical company that manufactures plasma-derived and recombination therapeutic products, from 2018 to 2019. Before CSL Behring, Dr. Saadi served as Global Head, Market Access and Policy, Oncology for Janssen from 2012 to 2018 and Worldwide Vice President, Health Policy, Reimbursement, Strategic Pricing and Market Access for Johnson & Johnson’s Cordis business from 2008 to 2012. Earlier, Dr. Saadi was Global Vice President, Health Outcomes & Pricing for Genzyme and Global Head, Health Outcomes and Market Access for Sanofi-Aventis’ oncology, bone and arthritis product portfolio. From 2010 through 2019, Dr. Saadi served as a Voting Member of the CMS Medicare Evidence Development & Coverage Advisory Committee, which provides independent guidance and expert advice to CMS on clinical topics. We believe Dr. Saadi is qualified to serve on our Board based on his healthcare industry experience, extensive business and leadership experience.

Victor Sordillo

Mr. Sordillo has served on our Board since February 2024, and served on the board of directors of Tevogen Bio beginning in July 2023. Mr. Sordillo has served as Director of Risk Advisory Services at Verita CSG, Inc. (“Verita”), a provider of holistic insurance and risk management solutions for commercial line clients, since March 2024. Before joining Verita, Mr. Sordillo served as the Executive Vice President, Director of Risk Control Services of Sompo International, a global specialty provider of property and casualty insurance and reinsurance, from 2017 to March 2024, and as Senior Vice President - Risk Solutions of QBE North America (“QBE”) from 2016 to 2017. Prior to QBE, Mr. Sordillo served as Vice President and Global Technical Services Manager at Chubb NA, where he worked from 2000 through 2016. Mr. Sordillo is a registered professional civil and fire protection engineer and Certified Safety Professional. Mr. Sordillo served as the mayor of Warren, New Jersey for more than 22 years. We believe Mr. Sordillo is qualified to serve on our Board based on his extensive business and leadership experience.

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Corporate Governance

We have structured our corporate governance in a manner that we believe closely aligns our interests with those of our stockholders. Our Audit Committee, our only current standing committee, is composed solely of independent directors. Our independent directors are responsible for certain determinations relating to executive compensation and meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Our Board has adopted Corporate Governance Guidelines that address, among other topics, the role and responsibilities of our directors, the structure and composition of our Board, and corporate governance policies and standards applicable to us in general. The Corporate Governance Guidelines are subject to periodic review and changes by our Board. Our Corporate Governance Guidelines are available on our website.

Composition of the Board

Our business and affairs are managed under the direction of the Board. The Board is divided into three classes, designated as Class I, Class II, and Class III. Each class currently consists of one third of the total number of directors constituting the whole Board. The term of the current Class I directors, Dr. Curtis Patton and Jeffrey Feike, expires at the Annual Meeting; the term of the current Class II directors, Victor Sordillo and Dr. Keow Lin Goh, expires at the 2026 annual meeting of the stockholders; and the term of the current Class III directors, Dr. Ryan Saadi and Susan Podlogar, expires at the 2027 annual meeting of the stockholders.

Director Qualifications

The Board strives in its membership profile to have a range of backgrounds and expertise that enhances the ability of the directors collectively to understand the issues facing the Company and to fulfill the Board’s responsibilities. Among the qualifications the Board considers are character, ability to exercise sound judgment, demonstrated leadership, skills, experience, tenure, education, independence, and certain other criteria set forth in our Corporate Governance Guidelines.

Director Independence

Under our Corporate Governance Guidelines and the rules of The Nasdaq Stock Market LLC (“Nasdaq”), a director will not be independent unless our Board affirmatively determines that the director does not have a relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq rules.

Our Board undertook a review of its composition, the composition of its Audit Committee, and the independence of directors and considered whether any director has a relationship with us that could compromise the director’s ability to exercise independent judgment in carrying out the director’s responsibilities. Based upon information requested from and provided by each director concerning the director’s background, employment, and affiliations, including family relationships, our Board has determined that none of Jeffrey Feike, Dr. Keow Lin Goh, Dr. Curtis Patton, Susan Podlogar, and Victor Sordillo has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the Nasdaq rules. In making these determinations, our Board considered all facts and circumstances our Board deemed relevant in determining their independence.

There are no family relationships between the Board and any of our executive officers.

Board Leadership Structure

Dr. Saadi, our Chief Executive Officer and majority stockholder, also serves as Chairperson of the Board. The Board believes that our stockholders are best served at this time by having Dr. Saadi as Chairperson of the Board. Dr. Saadi has served as Chairperson since the Closing, and previously served as the Chairperson of Tevogen Bio. Dr. Saadi brings considerable skills and experience, as described above in “Proposal No. 1 – Election of Directors,” to the role. The Board does not have a lead independent director. The Board believes that this structure is appropriate in light of the size of our Company and corresponding size of our Board and the complexity of our business.

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Role of Board in Risk Oversight

Our Board has extensive involvement in the oversight of risk management related to our Company and its business and accomplishes this oversight in part through regular reporting to the Board by the Audit Committee. The Audit Committee represents the Board by periodically reviewing our accounting, reporting, and financial practices, including the integrity of our financial statements, our administrative and financial controls, and our compliance with legal and regulatory requirements. Through its regular meetings with management, the Audit Committee reviews and discusses all significant areas of our business and summarizes for the Board all areas of risk and the appropriate mitigating factors.

Our executive officers regularly report to the non-executive directors and the Audit Committee to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of our Board provides appropriate risk oversight.

Controlled Company Status

We are a “controlled company” for purposes of the corporate governance rules of Nasdaq. Controlled companies under those rules are companies of which more than 50% of the voting power for the election of directors is held by an individual, a group, or another company. Dr. Saadi owns more than 50% of our voting power. Accordingly, we are eligible for certain exemptions from the corporate governance requirements of Nasdaq. Specifically, we are not required to (1) have a majority of independent directors, (2) have a compensation committee composed entirely of independent directors, or (3) have all director nominees selected, or recommended for selection by the board of directors, either by independent directors constituting a majority of the independent directors of the board in a vote in which only independent directors participate, or a nominations committee composed entirely of independent directors. We do not have a compensation committee composed entirely of independent directors or have director nominees selected or recommended by independent directors or a nominations committee composed entirely of independent directors. We do not currently rely on the exemption from the requirement to have a majority of independent directors but may choose to rely on such exemption in the future. In the event we elect to rely on such exemption in the future, stockholders would not have the same protections afforded to stockholders of companies that are subject to the requirement to have a majority of independent directors or that do not rely on an exemption from such requirement.

Board Meetings and Committees

The Board currently maintains an Audit Committee. The Board may, from time to time, establish other committees.

We do not currently have a compensation committee or a nominating committee, or a committee performing similar functions. As described under “—Controlled Company Status” above, we are not required to have a compensation committee and are not subject to certain Nasdaq requirements relating to the nomination of directors.

In April 2025, our Board disbanded our previously existing compensation committee and nominating and corporate governance committee. The functions that would be performed by a compensation committee are performed by the Board or, in the case of certain responsibilities relating to executive compensation, the independent directors of the Board. Each member of the Board is independent other than Dr. Saadi, who is not independent under the general Nasdaq independence standards or the heightened standards applicable to members of compensation committees under Nasdaq rules. Our director nomination process is described below under “Nomination of Directors.” We believe these arrangements are appropriate in the interest of the efficiency of the discharge of the Board’s duties, in light of the size and the stage of development of the Company, to further a goal of keeping the entire Board informed of all Board activities, and because such committees are not required for a controlled company. However, notwithstanding the absence of a compensation committee or a committee performing similar functions, we continue to believe that independent director oversight of executive compensation is important and that it facilitates impartial decision-making and furthers alignment of the interests of our executive leadership with those of our stockholders.

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Audit Committee

The Audit Committee consists of Victor Sordillo, who serves as the chairperson, Jeffrey Feike, and Susan Podlogar. Each of the members of the Audit Committee satisfies the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and rules of Nasdaq.

The Board has determined that Mr. Feike qualifies as an Audit Committee financial expert, having acquired the attributes of an Audit Committee financial expert through his decades of experience overseeing chief financial officers and the preparation and analysis of financial statements as a hospital and hospital system chief executive officer.

The functions of the Audit Committee include, among other things:

●	evaluating the performance, independence, and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

●	reviewing our financial reporting processes and disclosure controls;

●	reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

●	reviewing the adequacy and effectiveness of our internal control policies and procedures;

●	reviewing with the independent auditors the annual audit plan, including the scope of audit activities;

●	obtaining and reviewing at least annually a report by our independent auditors describing the independent auditors’ internal quality control procedures and any material issues raised by the most recent internal quality-control review;

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●	reviewing and evaluating our independent auditor’s lead audit partner and the rotation of audit partners as required by law;

●	prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

●	reviewing our annual and quarterly financial statements and reports, including the disclosures contained in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in such reports, and discussing the statements and reports with our independent auditors and management;

●	reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy, and effectiveness of our financial controls and critical accounting policies;

●	reviewing with management and our auditors any earnings announcements and other public announcements regarding material developments;

●	establishing procedures for the receipt, retention, and treatment of complaints we receive regarding accounting, internal accounting controls, auditing, or other matters;

●	preparing the report required by the SEC that appears under “Audit Committee Report”;

●	reviewing and discussing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and

●	reviewing and evaluating the Audit Committee charter annually and recommending any proposed changes to the Board.

The composition and function of the Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002 and all applicable SEC and Nasdaq rules and regulations.

The Board adopted a written charter for the Audit Committee, which is available on our website at ir.tevogen.com/governance/governance-documents/default.aspx.

Board and Committee Meetings

In 2024, the Board met three times and the Audit Committee met five times. The former compensation committee and the former nominating and corporate governance committee did not hold any meetings in 2024. Each of our directors attended at least 75% of the total number of meetings of the Board and committees on which the director served during 2024.

Nomination of Directors

The Board is responsible for identifying director nominees for election or re-election at the Company’s annual meeting of stockholders in each fiscal year, nominating individuals for election, and filling vacancies and newly created directorships. The Board will evaluate individuals nominated, or recommended for nomination, by stockholders for election to the Board. In evaluating potential nominees, the Board considers Nasdaq rules and our Corporate Governance Guidelines, including the criteria set forth therein. Our Corporate Governance Guidelines are available on our website at ir.tevogen.com/governance/governance-documents/default.aspx.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our directors, officers, and employees, including those officers responsible for financial reporting. A current copy of the code of business conduct and ethics is available under the Governance Documents section of our website. We intend to disclose future amendments to the code or any waivers of its requirements on our website at ir.tevogen.com/governance/governance-documents/default.aspx.

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Insider Trading Policy

We have adopted an Insider Trading Policy that governs the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees and is designed to promote compliance with insider trading laws, rules, and regulations and applicable exchange listing requirements. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to the 2024 Form 10-K. In addition, with regard to the Company’s trading in its own securities, it is the Company’s practice to comply with applicable securities laws and exchange listing requirements.

Communications with the Board of Directors

Any stockholder who would like to contact our Board may do so by writing to our Chief Financial Officer at 15 Independence Boulevard, Suite #410, Warren, New Jersey 07059. Communications received in writing will be distributed to the appropriate members of the Board, depending on the content of the communication received.

Certain Relationships and Related Person Transactions

Policies and Procedures for Related Person Transactions

Our Related Person Transactions Policy applies to any transaction where we are a participant, the aggregate amount involved may exceed $120,000, and a Related Person has a direct or indirect material interest, other than transactions not required to be reported pursuant to Item 404(a) of Regulation S-K. For this purpose, a “Related Person” is any director, executive officer, any beneficial owner of five percent or more of our voting securities, and their immediate family members, as well as entities in which a Related Person is a partner or has a 5% or greater beneficial interest.

Under our Related Person Transactions Policy, the Audit Committee (or any independent body) serves as the approval authority for related person transactions. Any transaction that we intend to undertake with a Related Person will be submitted to either our Chief Financial Officer, who serves as the compliance officer under the Related Person Transactions Policy, the Audit Committee (or any independent body), or the full Board. If the compliance officer, the Audit Committee (or any independent body), or the Board becomes aware of a transaction with a related person that has not been previously approved or previously ratified under the Related Person Transactions Policy that required such approval, the transaction will be submitted promptly to the approval authority for review. The Audit Committee (or any independent body) will consider all relevant available facts and circumstances, including:

●	the materiality and character of the Related Person’s direct or indirect interest;
●	the commercial reasonableness of the terms;
●	any Company contractual obligations;
●	the benefit or perceived benefit, or lack thereof, to the Company;
●	the opportunity cost of alternate transactions; and
●	the actual or apparent conflict of interest of the Related Person.

Related Person Transactions

Lock-Up Agreements with the Original Sponsor and SSVK

On November 3, 2021, Semper Paratus entered into a letter agreement (the “Letter Agreement”) with Semper Paratus Sponsor LLC (the “Original Sponsor”) and certain individuals party thereto (the “Insiders”), pursuant to which, among other things, the Original Sponsor and each Insider agreed that the Class B ordinary shares of Semper Paratus then held by the Original Sponsor would not be transferable or salable until the earlier of (A) one year after the Closing or (B) the occurrence of certain events (the “Letter Agreement Lock-Up”) and that the private placement units then held by the Original Sponsor would not be transferable or salable until 30 days after the Closing.

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On January 30, 2023, the Original Sponsor, holding all of the issued and outstanding Class B ordinary shares of Semper Paratus, elected to convert its Class B ordinary shares into Class A ordinary shares on a one-for-one basis. As a result, 11,983,333 of the Company’s Class B ordinary shares were cancelled and 11,983,333 Class A ordinary shares were issued to the Original Sponsor. The Original Sponsor agreed that all of the terms and conditions applicable to these shares set forth in the Letter Agreement would continue to apply to the Class A ordinary shares that these shares converted into, including the Letter Agreement Lock-Up.

On February 13, 2024, Semper Paratus, the Original Sponsor, SSVK, and certain individuals party thereto entered into an Amendment to the Letter Agreement, which, among other things, replaced the reference to “one year after completion of the initial business combination” in the Letter Agreement Lock-Up with “six months after the completion of the initial business combination.” At the time of this transaction, SSVK was the beneficial owner of more than 5% of Semper Paratus’s common shares. Suren Ajjarapu, managing member of SSVK, was a member of our Board until August 2024.

Sale to SSVK

On May 4, 2023, Semper Paratus, the Original Sponsor, and SSVK entered into a Sponsor Purchase Agreement (the “Sponsor Share Purchase Agreement”), pursuant to which SSVK agreed to purchase from the Original Sponsor 7,988,889 Class A ordinary shares and 1,000,000 private placement units, each consisting of one Class A ordinary share and one-half of one redeemable warrant that was exercisable for one Class A ordinary share, for an aggregate purchase price of $1.00. Additionally, SSVK agreed to assume the responsibilities and obligations of the Original Sponsor related to Semper Paratus. Consequently, the parties to the Letter Agreement were updated to include SSVK and Semper Paratus’s officers and directors. The transactions contemplated by the Sponsor Share Purchase Agreement closed on June 7, 2023, and the Original Sponsor transferred the Class A ordinary shares and the private placement units to SSVK. We estimated the aggregate fair values of the Class A non-redeemable ordinary shares, the private placement shares, and the 500,000 public warrants transferred to be $3,515,111, $440,000, and $20,000, respectively, or $0.44 per share and $0.04 per warrant.

Subscription Agreement Loans

On May 3, 2023, Semper Paratus entered into a subscription agreement with the Original Sponsor and Polar Multi-Strategy Master Fund (“Polar”) pursuant to which Polar agreed to make a cash contribution of $151,000 to the Original Sponsor (the “Initial Capital Contribution”) on or prior to May 3, 2023, which was in turn loaned to Semper Paratus to cover working capital expenses. In consideration for the Initial Capital Contribution, we issued 151,000 shares of common stock to Polar at the Closing and Semper Paratus agreed to repay the cash contribution.

On June 20, 2023, Semper Paratus entered into a second subscription agreement with SSVK and Polar, pursuant to which Polar agreed to lend to SSVK, which would in turn be lent to Semper Paratus, an aggregate of $1,500,000 (the “Additional Capital Commitment”) to cover working capital expenses. In consideration for the Additional Capital Commitment, we issued 1,500,000 shares of common stock to Polar at the Closing, and Semper Paratus agreed to repay the cash contribution.

Sponsor Advisory Services Fee

In June 2023, pursuant to the Merger Agreement, Tevogen Bio agreed that at the Closing, it would pay $2.0 million to SSVK for advisory services (the “Sponsor Advisory Services Fee”). Thereafter, in connection with the Closing and the Conversion Agreements (as described below), the Sponsor Advisory Services Fee was reduced to $500,000. This amount was further reduced to $250,000 by reducing a repayment obligation of SSVK. That repayment obligation arose from transactions in 2023 pursuant to which Semper Paratus transferred $250,000 to an affiliate of Mr. Ajjarapu.

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Consulting Agreement with Judy Akhtar

Judy Akhtar, wife of our Chairperson and Chief Executive Officer and majority stockholder Ryan Saadi, entered into a consulting agreement with Tevogen Bio pursuant to which she received a compensatory grant of restricted stock units (“RSUs”) in 2023 with an aggregate grant date fair value of $533,600 for advisory services provided to Tevogen Bio.

Consulting with Mehtaphoric Consulting Inc.

Mehtaphoric Consulting Inc. (“Mehtaphoric”), a company controlled by Puja Mehta, daughter of our Chief Financial Officer and 5% stockholder Kirti Desai, entered into a consulting agreement with Tevogen Bio pursuant to which Mehtaphoric received a compensatory grant of RSUs in 2023 with an aggregate grant date fair value of $266,800 for information technology services provided to Tevogen Bio.

Sordillo Equity Grant

In 2023, Tevogen Bio granted Victor Sordillo, who is currently a member of the Board, RSUs for 19,000 shares of non-voting common stock with a grant date fair value of $253,460 in anticipation of Mr. Sordillo’s joining the Tevogen Bio board of directors.

Conversion Agreements

On February 14, 2024, Semper Paratus entered into Conversion Agreements with SSVK and Mr. Ajjarapu pursuant to which we issued an aggregate of 174,000 shares of common stock in relation to services that were to have been provided to us and Tevogen Bio, at an effective price of $10.00 per share of common stock.

Amended and Restated Registration Rights Agreement

On November 3, 2021, Semper Paratus entered into a Registration and Shareholder Rights Agreement, pursuant to which the Original Sponsor, Cantor Fitzgerald & Co. (“Cantor”), and their permitted transferees, if any, were entitled to certain registration rights. On February 14, 2024, in connection with the Closing, we entered into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”) with SSVK, the Original Sponsor, Dr. Saadi, Mr. Desai, Dr. Neal Flomenberg, our Chief Scientific Officer and Global R&D Lead, the Sponsor Holders (as defined therein), and Cantor. Pursuant to the A&R Registration Rights Agreement, we agreed to use commercially reasonable efforts to file a registration statement registering the resale of certain shares of common stock and warrants (the “Registrable Securities”). In addition, at any time (after the expiration of any lock-up period) and from time to time after the shelf registration statement has been declared effective, the Special Holders (as defined therein) holding at least a majority in interest of Registrable Securities may request to sell all or any portion of their Registrable Securities in an underwritten offering that is registered pursuant to the shelf registration statement (each, an “Underwritten Shelf Takedown”); provided that such Underwritten Shelf Takedown meets certain requirements and that we shall not be obligated to effect more than one Underwritten Shelf Takedown during any twelve-month period.

New Lock-Up Agreement

On February 14, 2024, in connection with the Closing, we entered into a lock-up agreement (the “Lock-Up Agreement”) with SSVK, Mr. Ajjarapu, and Dr. Saadi (the “Locked-Up Parties”), pursuant to which each Locked-Up Party agreed subject to specified exceptions not to transfer any securities they held until the earlier of (A) six months after the Closing Date and (B) subsequent to the Closing, (x) if the closing price of the common stock equaled or exceeded $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing, or (y) the date on which we completed a liquidation, merger, share exchange, or other similar transaction that resulted in all of our stockholders having the right to exchange their common stock for cash, securities, or other property. The Lock-Up Agreement has expired.

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Mittul Mehta Employment

Mittul Mehta, son-in-law of Mr. Desai, is employed as our Chief Information Officer and Head of Tevogen AI. In 2024, Mr. Mehta had a base salary of $250,000 and was awarded compensatory grants of RSUs with an aggregate grant date fair value of $505,763.

Series A Preferred Stock

On February 14, 2024, we entered into that certain securities purchase agreement with The Patel Family, LLP (the “Patel Family”), pursuant to which the Patel Family agreed to purchase shares of our Series A Preferred Stock for an aggregate purchase price of $8.0 million. On March 27, 2024, we entered into an amended and restated securities purchase agreement pursuant to which that amount was reduced to $2.0 million (as amended and restated, the “Preferred Purchase Agreement”). The shares of Series A Preferred Stock are convertible into a total of 500,000 shares of common stock at the election of the holder. The Series A Preferred Stock is subject to a call right providing us the right to call the stock if the volume weighted average price of the common stock for the 20 days prior to delivery of the call notice is greater than $5.00 per share and in each case there is an effective resale registration statement on file covering the underlying common stock. The Patel Family is associated with Dr. Manmohan Patel, who is a beneficial owner of more than 5% of the common stock.

Series A-1 Preferred Stock

Pursuant to the Preferred Purchase Agreement, the Patel Family agreed to purchase shares of our Series A-1 Preferred Stock for an aggregate purchase price of $6.0 million. The shares of Series A-1 Preferred Stock will be convertible into a total of 600,000 shares of common stock at the election of the holder. The Series A-1 Preferred Stock will be subject to a call right providing us the right to call the stock if the volume weighted average price of the common stock for the 20 days prior to delivery of the call notice is greater than $5.00 per share and in each case there is an effective resale registration statement on file covering the underlying common stock.

Series B Preferred Stock and Assignment and Assumption Agreement

In connection with the Closing, Semper Paratus entered into an agreement as of February 14, 2024 with SSVK (the “Assignment and Assumption Agreement”), pursuant to which Semper Paratus assigned to SSVK and SSVK agreed to assume certain liabilities and obligations, including liabilities and obligations that would become liabilities and obligations of the Company as a result of the Business Combination, in the aggregate initial amount of approximately $4.2 million, which amount was later reduced to approximately $3.6 million, in consideration for the issuance of Series B Preferred Stock of the Company.

On June 15, 2024, we entered into that certain repurchase agreement with SSVK (the “Repurchase Agreement”), pursuant to which we repurchased and cancelled, with immediate effect, the outstanding shares of our Series B Preferred Stock in exchange for (i) the reassignment to and reassumption by us of the liabilities assigned under the Assignment and Assumption Agreement and (ii) the termination of the Assignment and Assumption Agreement, and SSVK released us from certain claims relating to the Repurchase Agreement.

Series C Preferred Stock

On August 21, 2024, we entered into a securities purchase agreement with the Patel Family, pursuant to which the Patel Family purchased 600 shares of our Series C Preferred Stock for an aggregate purchase price of $6.0 million.

The shares of Series C Preferred Stock are convertible at the election of the Patel Family, beginning six months after the date of issuance, into shares of the common stock at a conversion price equal to the volume-weighted average price of the common stock for the 30 trading days immediately prior to the exercise of the holder’s conversion option, subject to a floor price of $0.6172 and a beneficial ownership limitation of 9.99% following conversion. The Series C Preferred Stock are subject to a call right providing us the right to call the stock at any time after the fifth anniversary of the date of issuance. The Series C Preferred Stock are non-voting. The Series C Preferred Stock carry an annual 7.5% cumulative dividend, compounded annually, beginning on October 25, 2024 and ending on the last business day of the calendar quarter ending September 30, 2034. Dividends are payable in shares of Series C Preferred Stock or, at our election, in cash. So long as the Series C Preferred Stock is outstanding, we will not, without the written consent of the holders of 50.1% of the Series C Preferred Stock, amend, alter, or repeal any provision of our certificate of incorporation, as amended, or our bylaws (the “Bylaws”) in a manner adverse to the Series C Preferred Stock.

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Loan Agreement

On June 6, 2024, we entered into a loan agreement (the “Loan Agreement”) with the Patel Family, providing for (i) an unsecured line of credit facility (the “Facility”), pursuant to which the Patel Family agreed to lend the Company up to $36.0 million, and (ii) a contingent option for the Patel Family to purchase at least $14.0 million of common stock in a future private placement (the “Optional PIPE”). Pursuant to the terms of the Loan Agreement, the Company issued to the Patel Family 1,000,000 shares of common stock as a commitment fee (the “Commitment Shares”), subject to forfeiture by the Patel Family of the Commitment Shares or an equal number of shares of common stock in the event the Patel Family fails to (i) make a deposit under the Facility when due or (ii) pay the purchase price for the Optional PIPE within 30 days after the Threshold Price Notice Date (as defined in the Loan Agreement) in the event the Company has satisfied all applicable closing conditions.

Consulting Agreement

In December 2024, the Company contracted with Dr. Manmohan Patel to provide advisory services to the Company in support of the Company’s manufacturing development, including but not limited to identifying and developing real estate, establishing quality management processes, attracting and hiring an executive to lead operations, providing medical advice, and addressing government affairs and regulatory matters. In exchange for his consultation services, Dr. Patel was granted 6,000,000 RSUs, of which 2,000,000 vested immediately and 2,000,000 RSUs vested in each of January 2025 and February 2025, with an aggregate grant date fair value of $5,976,000.

Grant from KRHP

In January 2025, KRHP LLC (“KRHP”), a New Jersey limited liability company, granted the Company $2,000,000 to further the Company’s development of off-the-shelf, genetically unmodified precision T cell therapeutics to treat infectious diseases and cancers. KRHP is affiliated with Dr. Patel’s spouse. KRHP has also committed to granting the Company an additional $8,000,000.

CD8 Agreement

On April 16, 2025, we entered into a Master Services and Facilities Agreement (the “MSA”) with CD 8 Technology Services LLC (“CD8”). Under the MSA, CD8 will provide us with access to specialized manufacturing facilities, including clean rooms and laboratories, as well as related operational services to support the production of our cell therapy products. The specific details for each project—including scope of work, costs, and timelines—will be set out in individual project work orders. CD8 is associated with Dr. Patel.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of common stock as of April 30, 2025, by:

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

●	each of our named executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they possess sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the vesting of RSUs, within 60 days of April 30, 2025. Shares subject to RSUs that vest within 60 days of April 30, 2025 are considered outstanding and beneficially owned by the person holding such RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to us, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

The beneficial ownership of the common stock is based on 183,893,433 shares issued and outstanding as of April 30, 2025.

Name and Address of Beneficial Owner	Number of Shares of Tevogen Common Stock		%
5% Holders
Manmohan Patel, MD	18,927,981	(1)	9.99%
Tevogen Directors and Named Executive Officers(2)
Ryan Saadi	118,446,583.322	(3)	64.41%
Kirti Desai	9,699,186		5.27%
Neal Flomenberg	3,232,003		1.76%
Jeffrey Feike	641,771	(4)	*
Keow Lin Goh	313,923	(4)	*
Curtis Patton	1,029,618	(4)	*
Susan Podlogar	253,924	(4)	*
Victor Sordillo	373,933	(5)	*
All Tevogen directors and executive officers as a group (9 individuals)	134,960,559.322	(6)	73.24%

* Less than 1%

(1)	Includes 500,000 shares issuable upon conversion of Series A Preferred Stock, 600,000 shares issuable upon conversion of Series A-1 Preferred Stock, and 4,475,851 shares issuable upon conversion of Series C Preferred Stock (after operation of a 9.99% beneficial ownership limitation) that is held by the Patel Family or that the Patel Family has the right to acquire within 60 days of April 30, 2025. Dr. Patel may be deemed to beneficially own the shares of common stock issuable upon conversion of the Preferred Stock as well as 1,655,590 shares of common stock held by the Patel Family. The business address of the Patel Family and Dr. Patel is 5 Jennie Court, Cedar Grove, New Jersey 07009. Dr. Patel is the spouse of the managing member of the Patel Family.
(2)	The address of each of these individuals is c/o Tevogen Bio Holdings Inc., 15 Independence Boulevard, Suite #410, Warren, New Jersey 07059.
(3)	Includes 193,923 shares of common stock held by Dr. Saadi’s wife.
(4)	Includes 60,000 shares of common stock underlying RSUs that have vested but remain subject to settlement.
(5)	Includes 67,676 shares of common stock underlying RSUs that have vested but remain subject to settlement.
(6)	Includes 307,676 shares of common stock underlying RSUs that have vested but remain subject to settlement.

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Director Compensation

The following table provides information regarding compensation granted to our directors during the fiscal year ended December 31, 2024.

Name (1)	Stock Awards ($) (2) (3)	Total ($)
Jeffrey Feike	239,040	239,040
Keow Lin Goh	239,040	239,040
Curtis Patton	239,040	239,040
Susan Podlogar	239,040	239,040
Victor Sordillo	478,080	478,080

(1)	Dr. Saadi receives no additional compensation for his service as a director. Suren Ajjarapu, who served as a non-employee director until August 21, 2024, was not granted any compensation for the fiscal year ended December 31, 2024.

(2)	Reflects, with respect to each non-employee director, an award of 240,000 RSUs granted on December 21, 2024, which vest ratably in four equal annual installments beginning on January 1, 2025 subject to each grantee’s continued service, except that Mr. Sordillo was granted an additional 240,000 RSUs on December 20, 2024, which vested immediately, in recognition of the value of his past service on the Board (collectively, the “December RSUs”). Amounts in this column represent grant date fair value computed in accordance with Accounting Standards Codification (“ASC”) 718, Compensation - Stock Compensation (“ASC 718”) based on the closing price of our common stock on the applicable grant date. See our discussion of “Stock-Based Compensation” under Note 11 to our audited consolidated financial statements included in the 2024 Form 10-K for a discussion of all assumptions made by us in determining the grant date fair values of our equity awards. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” in the 2024 Form 10-K.

(3)	The following table provides information regarding the stock awards granted to our non-employee directors that were outstanding as of December 31, 2024:

Name	RSUs (#) (1)
Jeffrey Feike	240,000
Keow Lin Goh	240,000
Curtis Patton	240,000
Susan Podlogar	240,000
Victor Sordillo	286,058

(1)	Under the terms of the Merger Agreement, each RSU with respect to shares of the common stock of Tevogen Bio (each “Tevogen Bio RSU”) that was unvested at the time of the Closing was canceled and converted into an award under the Tevogen Bio Holdings Inc. 2024 Omnibus Plan (the “2024 Plan”) with respect to a number of RSUs to be settled in our common stock equal to the product, rounded up to the nearest whole number, of (i) the number of shares of the common stock of Tevogen Bio subject to the Tevogen Bio RSU as of immediately prior to the effective time of the Merger, multiplied by (ii) approximately 4.84 (the “Exchange Ratio”). The numbers in the table above reflect, with respect to each non-employee director, the December RSUs and, with respect to Mr. Sordillo, an award of RSUs of Tevogen Bio granted on January 5, 2023, of which 38,382, as adjusted to reflect the Exchange Ratio and expressed in shares of common stock, remained unvested and 7,676 had vested but not yet been settled into shares of common stock as of December 31, 2024.

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Executive Compensation

The following tables and accompanying narrative set forth information about the 2024 and 2023 compensation provided to our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers as of December 31, 2024. These executive officers consist of Dr. Ryan Saadi, our Chief Executive Officer, Kirti Desai, our Chief Financial Officer, and Dr. Neal Flomenberg, our Chief Scientific Officer and Global R&D Lead, and are referred to in this section as our “named executive officers” or “NEOs.”

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation practices. Actual compensation practices in the future may differ materially from the forward-looking statements included in this discussion.

Summary Compensation Table

The following table presents summary information regarding the total compensation for services rendered in all capacities that was awarded to, earned by, or paid to our named executive officers for the last two completed fiscal years.

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)		All Other Compensation ($)	Total ($)
Ryan Saadi, M.D., M.P.H. Chief Executive Officer	2024	501,000	87,263,783	(2)	0	87,764,783
	2023	501,000	0		0	501,000
Kirti Desai Chief Financial Officer	2024	300,000	0		0	300,000
	2023	300,000	0		0	300,000
Neal Flomenberg, M.D. Chief Scientific Officer and Global R&D Lead	2024	350,000	0		0	350,000
	2023	350,000	2,576,000		0	2,926,000

(1)	The amounts in this column reflect the full grant date fair value of RSUs computed in accordance with ASC 718, excluding estimates of forfeitures related to service-based vesting conditions. See our discussion of “Stock-Based Compensation” under Note 11 to our audited consolidated financial statements included in the 2024 Form 10-K for a discussion of all assumptions made by us in determining the grant date fair values of our equity awards. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” in the 2024 Form 10-K. The amount reported reflects the accounting cost for the RSUs and does not correspond to the actual value that may be recognized by the applicable grantee in connection with each award.

(2)	Further to a condition to the Closing pursuant to the Merger Agreement, on the Closing Date, the Company issued an aggregate of 19,348,954 RSUs under the 2024 Plan to Dr. Saadi (the “Special RSU Award”), the terms of which are described below under “—Narrative Disclosure to Summary Compensation Table—Equity Compensation.” The fair value per share for the Special RSU Award was determined to be $4.51 per share, equivalent to the closing price of the Company’s stock on the Closing Date, resulting in a total grant date fair value of $87,263,783. The fair value of the Special RSU Award as of December 31, 2024, was $19,929,423, based on a closing price per share of $1.03 on that date.

Narrative Disclosure to Summary Compensation Table

Base Salary

The named executive officers receive base salaries to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. The annual base salaries for Dr. Saadi, Mr. Desai, and Dr. Flomenberg for 2024 were $501,000, $300,000, and $350,000, respectively, unchanged from their 2023 base salaries.

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Equity Compensation

Further to a condition to the Closing pursuant to the Merger Agreement, the Company granted the Special RSU Award to Dr. Saadi on the Closing Date. The 19,348,954 shares underlying the Special RSU Award represented approximately 10% of our common stock, calculated on a fully diluted basis, at the time of the grant. Upon grant, the RSUs immediately settled in shares of restricted common stock (“Restricted Stock”), the restrictions on which are not scheduled to begin to lapse until seven years after grant. The restrictions will lapse in four equal annual installments beginning on February 14, 2031, subject to Dr. Saadi’s continuous service through the applicable vesting date. Pursuant to the terms of the Special RSU Award, Dr. Saadi will be entitled to vote the Restricted Stock, but such shares may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered prior to vesting, subject to automatic forfeit. Dr. Saadi will automatically forfeit all unvested Restricted Stock in the event his service terminates for any reason prior to vesting or he is determined to have engaged in Conduct Detrimental to the Company (as defined in the Special RSU Award agreement) during his service to the Company. In addition, in the event Dr. Saadi is determined to have engaged in Conduct Detrimental to the Company during his service with the Company or in the 12-month period thereafter, he will owe the Company a cash payment or forfeiture of shares of common stock with respect to shares that vested in the 12 months prior to the conduct, regardless of whether he still owns the shares at the time of the determination. The Restricted Stock is subject to accelerated vesting in the event of a Change in Control (as defined in the 2024 Plan) in which the Restricted Stock is not assumed or continued.

From time to time, we grant equity awards as incentives to attract, retain, and motivate our named executive officers. Prior to the Closing, we granted equity awards under the Tevogen Bio Inc 2020 Equity Incentive Plan (the “2020 Plan”). In connection with the consummation of the Business Combination, we adopted the 2024 Plan and no longer grant awards pursuant to the 2020 Plan. Each RSU award granted under the 2020 Plan that was outstanding and unvested as of the Closing Date was automatically canceled in connection with the Closing and converted into an award under the 2024 Plan with respect to our common stock. Such converted awards remained subject to the same terms and conditions as set forth under the applicable award agreement prior to the Closing. Other than the Special RSU Award to Dr. Saadi, no new equity awards were granted to our named executive officers in 2024.

2025 Executive Compensation Program

Executive officer salaries have not been increased for 2025, and the independent directors have determined to grant equity awards to executive officers in the form of Restricted Stock awards that will vest in three equal installments beginning on the fifth anniversary of the grant date, and that will be subject to forfeiture in most cases in the event the executive’s service with the Company terminates prior to vesting. We believe that awarding Restricted Stock awards that vest over a significant period of time incentivizes retention and value creation while still providing executive officers with an important incident of stock ownership.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding equity awards held by our named executive officers that were outstanding as of December 31, 2024. Our named executive officers did not hold any outstanding stock options as of December 31, 2024.

Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ryan Saadi	-		-
Kirti Desai	-		-
Neal Flomenberg	363,607	(1)	$374,515	(2)

(1)	Reflects an award of 100,000 RSUs of Tevogen Bio originally granted on July 14, 2023 (the “2023 Flomenberg Award”), 75% of which remained unvested as of December 31, 2024, adjusted to reflect the Exchange Ratio and expressed in shares of common stock. The vesting of the 2023 Flomenberg Award requires the satisfaction of both a service-based condition and a performance-based condition (the “Liquidity Event Condition”). The Liquidity Event Condition was satisfied by the consummation of the Business Combination. The 2023 Flomenberg Award vested with respect to 25% of the RSUs on July 14, 2024 and will vest with respect to additional tranches of 25% on each anniversary thereof, subject to continued service. In addition, as of December 31, 2024, Mr. Flomenberg held 1,333,225 RSUs that had vested but had not yet been settled into shares of common stock.

(2)	Computed by multiplying the closing price of $1.03 per share of the common stock on December 31, 2024 by the number of RSUs.

Anti-Hedging and Anti-Pledging Policy

Under our Insider Trading Policy, our directors, officers, and employees are prohibited from engaging in the following transactions at any time: (i) short-term trading of our securities; (ii) short sales of our securities; (iii) transactions in put options, call options, or other derivative securities, on an exchange or in any other organized market; (iv) hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds or other transactions which hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities; (v) holding our securities in a margin account or otherwise pledging our securities as collateral for a loan; and (vi) standing and limit orders, unless the order is limited to a short duration and otherwise complies with certain other restrictions and procedures outlined in our Insider Trading Policy.

Policies and Practices Related to the Grant of Certain Equity Awards

While we do not have any formal policy or practice with respect to the timing of awards of stock options, stock appreciation rights, or similar option-like instruments, we have never granted such awards. We have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Equity Compensation Plan Information

The following table provides information as of December 31, 2024 with respect to the shares of the Company’s common stock that may be issued under the Company’s existing compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders	-	-	10,670,118
Equity compensation plans not approved by security holders	-	-	-
Totals	-	-	10,670,118

(1) Consists of shares available for future issuance under our 2024 Plan. The number of shares available for issuance under the 2024 Plan increases annually on January 1 of each calendar year (beginning in 2025 and ending in 2034) by an amount equal to the lesser of (i) a number of shares of common stock equal to 5.0% of the total number of shares of common stock outstanding as of the last day of the immediately preceding calendar year, or (ii) such lesser number of shares of common stock as determined by the Board.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our officers, directors, and 10% stockholders file reports of ownership and changes of ownership of our common stock with the SEC. To our knowledge, based solely on a review of copies of these reports filed with the SEC during the year ended December 31, 2024, we believe that all filing requirements were timely met during 2024, except that Mr. Ajjarapu has not filed a Form 4 or Form 5 with respect to his acquisition of 174,000 shares of common stock described under “—Conversion Agreements” in “—Certain Relationships and Related Person Transactions” above.

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Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of our Board of Directors has appointed KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025. We are asking our stockholders to ratify the selection of KPMG as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, we are submitting the election of KPMG to our stockholders for ratification as a matter of good corporate governance and because we value our stockholders’ views on our independent registered public accounting firm. In the event that our stockholders fail to ratify the selection, the Audit Committee will review its future selection of independent auditors. Even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of the Company and our stockholders. A representative of KPMG is expected to be present at the Annual Meeting, and will have the opportunity to make a statement if the representative so chooses and will be available to respond to appropriate questions.

Change in Our Independent Registered Public Accounting Firm

As previously disclosed, on April 29, 2024, our Audit Committee approved the appointment of KPMG as the Company’s new independent registered public accounting firm for the year ending December 31, 2024, effective immediately. In connection with the appointment of KPMG, on April 29, 2024, the Audit Committee dismissed Marcum LLP (“Marcum”), which served as the independent registered public accounting firm for Semper Paratus prior to the Business Combination, as the Company’s independent registered public accounting firm. KPMG served as the independent registered public accounting firm for Tevogen Bio prior to the Business Combination.

Marcum’s report on our financial statements for the fiscal year ended December 31, 2023 contained an explanatory paragraph related to the Company’s ability to continue as a going concern but did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. Marcum did not issue any report on our financial statements for the fiscal year ended December 31, 2024.

During the two most recent fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through April 29, 2024: (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K. As previously disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”), the Company concluded that its internal control over financial reporting was not effective as of December 31, 2023 due to a certain material weakness. In the 2023 Form 10-K, the Company disclosed the existence of a material weakness in internal control over financial reporting related to our accounting for complex financial instruments and internal controls over collectability of amounts due from related parties.

We previously provided Marcum with a copy of the disclosures included in our Form 8-K filed with the SEC on May 2, 2024, and requested Marcum to furnish us with a letter addressed to the SEC stating whether Marcum agreed with the statements made by us in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it did not agree. A copy of Marcum’s letter, dated May 2, 2024, was attached as Exhibit 16.1 to that Form 8-K.

Audit Fees

The following table presents fees for professional audit services and other services rendered for the Company by KPMG for the years ended December 31, 2024 and 2023.

	2024	2023
Audit Fees(1)	$501,000	$1,550,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$501,000	$1,550,000

(1)	Audit fees consist of fees for professional services rendered by KPMG in connection with the audit of our annual consolidated financial statements, and quarterly reviews of our interim consolidated financial statements. Audit fees also include issuance of consents and professional services related to registration statements and comfort letters.

Pre-Approval Policies and Procedures

Under the Audit Committee charter, the Audit Committee must review and pre-approve both audit and permitted non-audit services provided by the Company’s independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform any non-audit services prohibited by law or regulation. Each year, the independent registered public accounting firm’s retention to audit the Company’s financial statements, including the associated fee, is approved by the Audit Committee. Consistent with the policies and procedures of the Audit Committee charter, all audit fees set forth above for 2024 were pre-approved by our Audit Committee, which concluded that the provision of such services by KPMG were compatible with the maintenance of the firm’s independence.

The Board recommends a vote FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

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Audit Committee Report

Each of the Audit Committee members is independent under the applicable SEC and Nasdaq rules and our corporate governance principles. The Audit Committee operates under a written charter adopted by the Board, which is available on our corporate website, www.tevogen.com.

During the fiscal year ended December 31, 2024, the Audit Committee fulfilled its duties and responsibilities generally as outlined in its charter. The Audit Committee has:

●	reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2024;

●	discussed with KPMG, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; and

●	received the written disclosures and the letter from KPMG required under the applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and discussed with KPMG its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.

AUDIT COMMITTEE

Victor Sordillo, Chairperson

Jeffrey Feike

Susan Podlogar

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Questions and Answers

Why am I receiving these materials?

The Board of Directors is making these proxy materials available to you online or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our Annual Meeting, or at any adjournment or postponement of the Annual Meeting, on behalf of the Company. The Annual Meeting will occur on June 23, 2025 at 11:00 a.m. Eastern Time via live webcast online at www.virtualshareholdermeeting.com/TVGN2025.

What is included in these materials?

These materials include this Proxy Statement for the Annual Meeting and our Annual Report to Stockholders (the “Annual Report”), which includes our 2024 Form 10-K. We are first making these materials available to you online on or about April 30, 2025.

What is the purpose of the Annual Meeting?

For stockholders to vote on the following proposals:

1.	Elect as Class I directors the two nominees named in this Proxy Statement to serve for a term of three years each, or until their respective successors are duly elected and qualified;

2.	Ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.	Transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

How does the Board of Directors recommend I vote on these proposals?

The Board recommends that you vote:

●	“FOR” the election of each of the Class I director nominees; and

●	“FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the Record Date may vote at the Annual Meeting. As of the Record Date, there were 183,893,433 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter described in this Proxy Statement.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by us. As a stockholder of record, you may vote your shares virtually at the Annual Meeting or by proxy as described below.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The Notice and, upon your request, the proxy materials were forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote your shares by following their instructions for voting.

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How can I vote my shares?

If you are a stockholder of record, you may vote:

●	Online. You may vote by proxy via the Internet by following the instructions found on the proxy card.

●	By Phone. You may vote by proxy by calling the toll-free number found on the proxy card.

●	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

●	At the Virtual Annual Meeting. You may vote virtually at the Annual Meeting.

Internet and phone voting will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 22, 2025.

If you are a beneficial owner of shares held in street name, you should have received from your bank, broker, or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “voting instruction form” sent by the broker, bank, or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:

●	Online. You may vote by proxy via the Internet by following the instructions on the voting instruction form provided to you by your broker, bank, or other nominee.

●	By Phone. You may vote by proxy by calling the toll-free number found on the voting instruction form provided to you by your broker, bank, or other nominee.

●	By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided to you by your broker, bank, or other nominee.

●	At the Virtual Annual Meeting. If you wish to vote virtually, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions on how to obtain a legal proxy to you from your broker, bank, or other nominee.

If you received more than one Notice or proxy card, then you hold shares of Tevogen common stock in more than one account. You should vote online, by phone, by mail, or virtually at the Annual Meeting for all shares held in each of your accounts.

If I submit a proxy, how will it be voted?

If you are a stockholder of record and do not vote online, by completing and mailing a proxy card, by phone, or virtually during the Annual Meeting, your shares will not be voted.

If you properly complete and return a proxy card or vote online or by phone, the designated proxy holders, Dr. Ryan Saadi and Kirti Desai, will vote your shares as you have directed. If you sign a proxy card but do not make specific choices or if you vote online or phone but do not make specific choices, the designated proxy holders will vote your shares as recommended by the Board as follows:

●	“FOR” the election of each of the Class I director nominees;

●	“FOR” ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

With respect to the election of directors, if any nominee is unable or declines to serve, or for good cause will not serve, as a director at the time of the Annual Meeting, an event that is not currently anticipated, the designated proxy holders will have the express discretionary authority to vote for a replacement nominee designated by our Board, and proxies will be voted for any nominee designated by our Board to fill the vacancy. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.

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Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy before it is exercised by:

●	Written notice to our Chief Financial Officer;

●	Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or online; or

●	Voting virtually at the Annual Meeting.

If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker, or other nominee to change or revoke your voting instructions. You may also vote virtually at the Annual Meeting if you obtain a legal proxy as described above.

What are my voting choices when voting for director nominees and what vote is needed to elect directors?

In voting on the election of the Class I director nominees to serve until the 2028 annual meeting of stockholders, stockholders may vote in favor of each nominee, against each nominee, or may abstain as to each nominee. Directors are elected by a majority vote, which means that the Class I director nominees will be elected if the votes cast for each nominee’s election exceed the votes cast against such nominee’s election. Stockholders are not entitled to cumulative voting rights with respect to the election of directors. Abstentions will have no effect on the outcome of the election of the Class I director nominees.

What are my voting choices when voting to ratify the appointment of THE COMPANY’S independent registered public accounting firm, and what vote is needed to ratify the appointment?

In voting on the ratification of the appointment of our independent registered public accounting firm, stockholders may vote in favor of or against the ratification, or may abstain from voting on the ratification. The affirmative vote of the majority of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve this proposal. Abstentions will be counted as present for purposes of determining a quorum and are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. We do not expect any broker non-votes in connection with this proposal since we expect brokers to have discretionary authority to vote on this proposal.

This vote is advisory, and therefore not binding on the Board. Although the vote is non-binding, the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take them into consideration when making decisions regarding our independent registered public accounting firm for this fiscal year and future fiscal years.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Monday, June 23, 2025, at 11:00 a.m. Eastern Time. The Annual Meeting will be held solely by remote communication, in a virtual meeting format. Registered stockholders will be able to participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/TVGN2025, where you will be able to vote electronically and submit questions. You will not be able to attend the Annual Meeting in person. You will need the 16 digit control number on your notice, proxy card, or voting instruction form to participate in the Annual Meeting.

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How can I participate and ask questions at the Annual Meeting?

In order to submit a question at the Annual Meeting, you will need your 16 digit control number. You may log in to the Annual Meeting website 15 minutes before the start of the Annual Meeting and submit questions online. If you would like to submit a question during the Annual Meeting, once you have logged into the webcast, simply click on the “Q&A” icon on the screen, type in your question, then click “Send” to submit. You can submit a question up until the time we indicate that the question-and-answer session is concluded.

What if I have technical or other “IT” problems logging into or participating in the Annual Meeting webcast?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Stockholders are encouraged to log into the webcast at least 15 minutes prior to the start of the meeting to test their Internet connectivity. If you experience technical difficulties during the check-in process, call one of the appropriate numbers noted at the bottom of the login page.

What documentation must I provide to vote online at the Annual Meeting?

If you are a stockholder of record and provide your 16 digit control number when you access the meeting, you may vote all shares registered in your name during the Annual Meeting audio webcast. If you are not a stockholder of record as to any of your shares (i.e., instead of being registered in your name, all or a portion of your shares are registered in “street name” and held by your broker, bank, or other institution for your benefit), you must follow the instructions provided by the broker, bank, or other nominee that holds your shares.

What constitutes a quorum at the Annual Meeting?

The presence, virtually in person or by proxy, of the holders of a majority of the stock issued and outstanding and entitled to vote at the Annual Meeting is required to conduct business at the Annual Meeting. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by phone or online, or if you attend the Annual Meeting.

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers, or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called “broker non-votes”) are also considered “shares present” for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.

What is the voting requirement to approve each of the proposals?

Provided that there is a quorum, the voting requirements are as follows:

	Proposal	Vote Required	Broker Discretionary Voting Allowed?
1.	Election of Class I director nominees	Majority of votes cast	No

2.	Ratification of appointment of independent registered public accounting firm	Majority of shares present and entitled to vote	Yes

There is no cumulative voting for the election of directors.

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What is the impact of abstentions, withhold votes, and broker non-votes?

Abstentions, withhold votes, and broker non-votes are considered “shares present” for the purpose of determining whether a quorum exists. They will have no effect on the outcome of the vote on Proposal 1 and will have the effect of a vote “AGAINST” Proposal 2. Without voting instructions from beneficial owners, brokers will have discretion to vote on the ratification of the appointment of the independent registered public accounting firm.

Who pays for the cost of this proxy solicitation?

We will pay all the costs of preparing, mailing, and soliciting the proxies. We will ask brokers, banks, voting trustees, and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers, and employees may solicit proxies in person, by phone, or otherwise. These individuals will not be specially compensated.

Does the Company have a policy about directors’ attendance at the Annual Meeting?

The Company does not have a policy about directors’ attendance at the Annual Meeting, but directors are encouraged to attend.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We also will disclose voting results on a Current Report on Form 8-K that we will file with the SEC, within four business days after the Annual Meeting.

Why did I receive a Notice rather than a full set of proxy materials?

In accordance with the SEC rules, we have elected to furnish our proxy materials, including this Proxy Statement and the Annual Report, primarily via the Internet rather than by mailing the materials to stockholders. The Notice provides instructions on how to access our proxy materials on the Internet, how to vote, and how to request printed copies of the proxy materials. Stockholders may request to receive future proxy materials in printed form by following the instructions contained in the Notice. We encourage stockholders to take advantage of the proxy materials on the Internet to reduce the costs and environmental impact of our Annual Meeting.

Will a list of stockholders of record as of the Record Date be available?

A list of our stockholders of record as of the close of business on the Record Date will be made available at our offices at the Company’s headquarters at 15 Independence Boulevard, Suite #410, Warren, New Jersey 07059, for ten days before the Annual Meeting.

How can I obtain the 2024 Form 10-K and other financial information?

Stockholders can access our 2024 Form 10-K and other financial information free of charge on our website at ir.tevogen.com/financials/sec-filings/default.aspx.

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Additional Information

Stockholder Proposals to be Included in Next Year’s Proxy Statement

In order for a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the 2026 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company’s offices no later than the close of business on December 31, 2025.

Stockholder Nominations and Proposals to be Brought Before Next Year’s Annual Meeting

If you intend to nominate a director or present a proposal for consideration at the 2026 annual meeting of stockholders pursuant to the procedures contemplated in our Bylaws, but you do not intend to have your proposal included in our proxy statement, including if you intend to solicit proxies in support of director nominees other than the Board’s nominees pursuant to Rule 14a-19 under the Exchange Act, you must deliver it not later than 5:00 p.m., Eastern Time, on March 25, 2026 nor earlier than 5:00 p.m., Eastern Time, on February 23, 2026; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days before or more than 60 days after the one-year anniversary date of the previous year’s annual meeting, the proposal must be delivered not later than 5:00 p.m., Eastern Time, on the later of (x) the 90th day prior to the scheduled date of such annual meeting or (y) the tenth day following the day on which public disclosure of the date of such meeting is first made by the Company.

A proposal that does not conform to the requirements above will be considered untimely. Your proposal must be in writing and comply with the proxy rules of the SEC. The notice must contain the information required by the Company’s Bylaws, including, but not limited to, a brief description of the proposal, the reasons for conducting such business, the name and address of the stockholder, the number of shares of the Company’s common stock the stockholder beneficially owns, any material interest of the stockholder in such business, and the information required by Rule 14a-19 under the Exchange Act, if applicable. If the required information is not supplied as provided in the Company’s Bylaws, the proposal will not be considered at the 2026 annual meeting of stockholders. In addition, the Company’s proxies will have discretionary voting authority on any vote with respect to such proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials. You should send your nomination or proposal to: Tevogen Bio Holdings Inc., 15 Independence Boulevard, Suite #410, Warren, New Jersey 07059.

As detailed in our Bylaws, for a nomination to be properly brought before an annual meeting, your notice of nomination for election or reelection of a director must include: (A) such person’s name, age, business address, and current residential address, (B) such person’s principal occupation or employment, (C) the class and number of shares of capital stock of the Company that are owned of record and beneficially by such person, if any, (D) all information relating to such person that would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed under Section 14(a) of the Exchange Act (including such person’s written consent to being named as a nominee in any proxy statement and any associated proxy card for the Corporation’s next meeting of stockholders for the election of directors and to serving as a director if elected), and (E) a description of all direct and indirect compensation and other monetary agreements, arrangements, and understandings, written or oral, during the past three years, and any other relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and their respective affiliates and associates, or others acting in concert therewith, on the other hand.

Householding

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements, and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver separate copies of the Notice or the set of our proxy materials upon written or oral request. If you are a record holder and want to receive separate copies of the Notice or, if applicable, set of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should send your name, the name of your brokerage firm, and your account number by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or calling (866) 540-7095.

Other Business

Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet, or by executing and returning the proxy card at your earliest convenience.

Availability of Proxy Materials

The Proxy Statement and our Annual Report are available free of charge on our website at ir.tevogen.com/financials/sec-filings/default.aspx.

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TVGN2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V73894-P32938

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TEVOGEN BIO HOLDINGS INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Jeffrey Feike	☐	☐	☐
1b. Curtis Patton	☐	☐	☐

	For	**Against**	**Abstain**
2. Ratification of KPMG LLP as independent registered accounting firm for the year ending December 31, 2025	☐	☐	☐

NOTE: In addition, stockholders will consider and take action upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card, and Annual Report on Form 10-K are available at www.proxyvote.com.

V73895-P32938

TEVOGEN BIO HOLDINGS INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 23, 2025 11:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Ryan Saadi and Kirti Desai, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TEVOGEN BIO HOLDINGS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. Eastern Time, on June 23, 2025, at www.virtualshareholdermeeting.com/TVGN2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted for the election of each director nominee under Proposal 1, for Proposal 2, and in the discretion of the proxy holders with respect to such other business as may properly come before the meeting and any adjournment or postponement thereof.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE